Exhibit 10(b)

FIRST AMENDMENT TO AMENDED AND RESTATED SECURED LOAN AND

SERVICING AGREEMENT AND TO VARIABLE FUNDING NOTE

THIS FIRST AMENDMENT, dated as of May 18, 2011 (this “Amendment”), is entered into in connection with that certain (i) Amended and Restated Secured Loan and Servicing Agreement, dated as of May 4, 2010, effective as of May 21, 2010 (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”), by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), MMP-7 Funding, LLC, as the lender (together with its successors and assigns in such capacity, the “Lender”), NATIXIS Financial Products LLC, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”) and (ii) Variable Funding Note made by the Borrower dated August 26, 2005 (the “Variable Funding Note”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Secured Loan and Servicing Agreement and the Borrower has entered into the Variable Funding Note; and

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement and the Variable Funding Note in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

A.	AMENDMENTS.

1. Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended as follows:

(a) The definition of “Amortization Period” is amended and restated in its entirety as follows:

“Amortization Period” The period beginning on the Revolving Period End Date and ending on the Collection Date.”.

(b) Clause (cc) of the definition of “Eligible Loan” is hereby amended and restated in its entirety as follows:

“(cc) such Loan (i) was originated and underwritten by the Originator or was reunderwritten by the Originator, as applicable, including, without limitation, the completion of a due diligence audit and collateral assessment, (ii) is fully documented, and (iii) is being serviced by the Servicer, in each case in accordance with the Credit and Collection Policy and the Servicing Standard;”.

(c) The definitions of “Collection Date”, “Commitment”, “Facility Amount” and “Revolving Period” are hereby amended by deleting the phrase “Termination Date” wherever it appears in such definitions and replacing it with the phrase “Revolving Period End Date”.

(d) Section 1.1 is hereby amended by adding the following definition thereto:

“Revolving Period End Date”: The earlier to occur of (a) the Termination Date and (b) June 20, 2011 or such later date as such date may be extended pursuant to and in accordance with Section 2.1(f).”

(e) The definition of “Termination Date” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by deleting the date “May 20, 2011” and replacing it with the date, “May 19, 2012”.

2. Section 2.1(b) of the Secured Loan and Servicing Agreement is hereby amended by deleting the phrase “Termination Date” and replacing it with the phrase “Revolving Period End Date”.

3. Section 2.1 of the Secured Loan and Servicing Agreement is hereby amended by adding a new subsection (f) thereto as follows:

“(f) The Administrative Agent may, at its option, extend the Revolving Period End Date for any period of time up to and including May 19, 2012, by notice to the Borrower, the Originator and the Servicer.

4. Section 6.15 of the Secured Note and Servicing Agreement is hereby amended by deleting “on a quarterly basis and in any event within 60 days of each Distribution Date” and replacing it with “on a semi-annual basis no later than 3 months after the end of each such semi-annual period with the first such report to be delivered no later than September 30, 2011 for the semi-annual period ending June 30, 2011”. Any default caused by a failure to deliver reports within the time periods specified by Section 6.15 prior to the date of this Amendment is hereby waived.

5. The Variable Funding Note is hereby amended by (i) deleting “MMP-5 Funding, LLC” and replacing it with “MMP-7 Funding, LLC” as the Lender thereunder and (ii) deleting the reference to the Secured Loan and Servicing Agreement as defined therein and replacing it with a reference to the Secured Loan and Servicing Agreement as defined in this Amendment.

B.	AGREEMENTS IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, all provisions of the Secured Loan and Servicing Agreement and of the Variable Funding Note shall remain in full force and effect. After this Amendment becomes effective, (i) all references to the Secured Loan and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Secured Loan and Servicing Agreement as amended hereby and (ii) all references to the Variable Funding Note, “hereof,” “herein,” or words of similar effect referring to the Variable Funding Note shall be deemed to mean the Variable Funding Note as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement, but shall constitute an amendment and a one-time waiver thereof. This Amendment shall not constitute a novation of the Variable funding Note but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement or of the Variable Funding Note other than as expressly set forth herein.

C.	REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the effective date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Secured Loan and Servicing Agreement; and

(g) after giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

D.	CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

E.	MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile or pdf), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) By its signature below, the Administrative Agent acknowledges that this Amendment shall constitute the notice required by Section 2.1(d) of the Secured Loan and Servicing Agreement. In addition, the Administrative Agent hereby authorizes and directs the Trustee to execute and deliver this Amendment.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER	NEWSTAR SHORT-TERM FUNDING LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Treasurer

THE LENDER:	MMP-7 FUNDING, LLC

	By:	/s/ BERNARD J. ANGELO
Name: Bernard J. Angelo
Title: Vice President

THE ADMINISTRATIVE AGENT:	NATIXIS FINANCIAL PRODUCTS LLC

	By:	/s/ DAVID A. POWAR
Name: David A. Powar
Title: Managing Director

	By:	/s/ ADAM W. TRUE
Name: Adam W. True
Title: Managing Director, Senior Counsel

NewStar-Amendment No. 1 to A&R SLSA

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ KYLE HARCOURT
Name: Kyle Harcourt
Title: Vice President

NewStar-Amendment No. 1 to A&R SLSA